Consolidated Schedule of Investments
January 31, 2021
(Unaudited)
	Shares	Value
Money Market Funds–45.36%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(a)(b)	2,172,873	$ 2,172,873
Invesco Liquid Assets Portfolio, Institutional Class, 0.05%(a)(b)	1,891,129	1,891,885
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio (Ireland), Institutional Class, 0.05%(a)(b)	4,162,429	4,162,429
Invesco Treasury Portfolio, Institutional Class, 0.01%(a)(b)	2,483,284	2,483,284
TOTAL INVESTMENTS IN SECURITIES–45.36% (Cost $10,709,249)		10,710,471
OTHER ASSETS LESS LIABILITIES–54.64%		12,899,875
NET ASSETS–100.00%		$23,610,346
Notes to Consolidated Schedule of Investments:
(a)	Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the three months ended January 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value January 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,965,112	$2,253,140	$(7,045,379)	$-	$-	$2,172,873	$320
Invesco Liquid Assets Portfolio, Institutional Class	2,818,485	1,609,386	(2,535,985)	74	(75)	1,891,885	510
Invesco STIC (Global Series) PLC, U.S. Dollar Liquidity Portfolio, Institutional Class	371,858	7,856,486	(4,065,915)	-	-	4,162,429	288
Invesco Treasury Portfolio, Institutional Class	3,965,842	2,575,018	(4,057,576)	-	-	2,483,284	105
Total	$14,121,297	$14,294,030	$(17,704,855)	$74	$(75)	$10,710,471	$1,223

(b)	The rate shown is the 7-day SEC standardized yield as of January 31, 2021.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-Mini Russell 2000 Index	19	March-2021	$1,964,790	$140,881	$140,881
E-Mini S&P 500 Index	11	March-2021	2,037,860	22,452	22,452
EURO STOXX 50 Index	59	March-2021	2,490,228	(24,610)	(24,610)
FTSE 100 Index	34	March-2021	2,963,279	(53,991)	(53,991)
Hang Seng Index	18	February-2021	3,287,280	(148,112)	(148,112)
Tokyo Stock Price Index	22	March-2021	3,789,011	63,212	63,212
Subtotal				(168)	(168)
Interest Rate Risk
Australia 10 Year Bonds	76	March-2021	8,472,448	(45,841)	(45,841)
Canada 10 Year Bonds	77	March-2021	8,888,344	(58,538)	(58,538)
Long Gilt	11	March-2021	2,020,656	(2,966)	(2,966)
U.S. Treasury Long Bonds	22	March-2021	3,711,813	(118,212)	(118,212)
Subtotal				(225,557)	(225,557)
Total Futures Contracts				$(225,725)	$(225,725)

(a)	Futures contracts collateralized by $4,490,000 cash held with Goldman Sachs & Co, the futures commission merchant.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this consolidated schedule.
Invesco Balanced-Risk Aggressive Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings
January 31, 2021
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Money Market Funds	$10,710,471	$—	$—	$10,710,471
Other Investments - Assets*
Futures Contracts	226,545	—	—	226,545
Other Investments - Liabilities*
Futures Contracts	(452,270)	—	—	(452,270)
Total Other Investments	(225,725)	—	—	(225,725)
Total Investments	$10,484,746	$—	$—	$10,484,746

*	Unrealized appreciation (depreciation).
NOTE 2—Coronavirus (COVID-19) Pandemic
During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Consolidated Schedule of Investments may materially differ from the value received upon actual sales of those investments.
The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.
NOTE 3—Significant Event
On October 21, 2020, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorized the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund closed to investments by new accounts after the close of business on October 22, 2020. The Fund liquidated on February 18, 2021.
Invesco Balanced-Risk Aggressive Allocation Fund